UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

TUCOWS INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28284	23-2707366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

General

On May 4, 2023 (the “Closing Date”), Tucows Inc. (the “Company,” “we,” “our,” or “us”) through certain of its indirect and wholly owned subsidiaries, including Ting Fiber, LLC, entered into a definitive agreement relating to a securitized financing facility related to a privately placed securitization transaction. On the Closing Date, Ting Issuer LLC, a Delaware limited liability company (the “Issuer”), a limited purpose, bankruptcy-remote, indirect wholly owned subsidiary of the Company issued (i) $168,357,000 of its 5.95% Secured Fiber Revenue Notes, Series 2023-1, Class A-2 (the “2023 Class A-2 Notes”), (ii) $23,289,000 of its 7.40% Secured Fiber Revenue Notes, Series 2023-1, Class B (the “2023 Class B Notes”) and (iii) $46,859,000 initial principal amount of 9.95% Secured Fiber Revenue Notes, Series 2023-1, Class C (the “2023 Class C Notes” and together with the 2023 Class A-2 Notes and the 2023 Class B Notes, the “2023 Term Notes”). The offering was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Subject to certain limitations, the 2023 Notes are secured by certain of the Company’s revenue-generating assets, consisting principally of fiber-network related agreements, fiber-network assets and customer contracts (collectively, the “Securitized Assets”), that are owned by certain other limited-purpose, bankruptcy-remote, wholly owned indirect subsidiaries of the Company (collectively, the “Securitization Entities”) that act as guarantors under the Base Indenture (as defined below). The securitization contains standard covenants and other investor protections, including that all securitization entities are bankruptcy-remote special purpose entities and has been set up as a master trust, which is expected to allow Ting Fiber, LLC to efficiently securitize additional fiber-optic infrastructure in the future, subject to customary conditions.

The Issuer was created to hold the equity of subsidiaries that will own the fiber assets for all Contributed Markets and receive all payments from existing and future consumer and business customers. The Contributed Markets include 96,000 consumer and business Ting-owned serviceable addresses and 35,000 customers across six states. Ting Fiber, LLC will be engaged on an arms’ length basis as manager to continue operating the networks and delivering their high-quality service to customers.

2023 Term Notes

The 2023 Term Notes were issued under a Base Indenture (the “Base Indenture”) and the related Series 2023-1 Supplement thereto (the “Series 2023-1 Supplement”), each dated March 4, 2023, by and between the Issuer, the asset parties party thereto and Citibank, N.A., as trustee (in such capacity, the “Indenture Trustee”) and securities intermediary. The Base Indenture and the Series 2023-1 Supplement will allow the Issuer to issue additional series of notes in the future, subject to certain conditions set forth therein.

Interest payments on the 2023 Term Notes are payable on a monthly basis. The legal final maturity date of the 2023 Term Notes is in April of 2053, but, unless earlier prepaid to the extent permitted under the Indenture, the anticipated repayment date of the 2023 Term Notes will be in April 2028. If the Issuer has not repaid or refinanced the 2023 Term Notes prior to the anticipated repayment date, additional interest will accrue on the 2023 Term Notes in an amount equal to the greater of (A) 5.00% per annum and (B) a per annum interest rate equal to the excess, if any, by which the sum of the following exceeds the original interest rate of such 2023 Term Note (i) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on such anticipated repayment date of the United States Treasury Security having a term closest to 10 years, plus (ii) 5.00%, plus (iii) (x) for the 2023 Class A-2 Notes, 3.50%, (y) for the 2023 Class B Notes, 5.00% and (z) for the 2023 Class C Notes, 7.82%.

Covenants and Restrictions

The 2023 Term Notes are subject to a series of covenants, restrictions and other investor protections customary for transactions of this type, including (i) that the Issuer maintains specified reserve accounts to be used to make required payments in respect of the 2023 Term Notes, (ii) provisions relating to optional and mandatory prepayments and the related payment of specified amounts, (iii) certain indemnification payments (iv) the Securitization Entities comply with standard bankruptcy-remoteness covenants, including not guaranteeing or being liable for other affiliates debts or liabilities and (v) covenants relating to recordkeeping, access to information, and similar matters.

The 2023 Term Notes are also subject to early amortization as a result of the failure to maintain stated debt service coverage ratio. The 2023 Term Notes are also subject to certain customary events of default, including events relating to non-payment of required interest, principal or other amounts due on or with respect to the 2023 Term Notes, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective, and certain judgments.

Use of Proceeds

On the Closing Date, a portion of the net proceeds of the offering were used to pay fees and expenses related to the issuance of the 2023 Term Notes. The Company intends to use the remaining proceeds to fund the expansion of its fiber networks, create capacity to invest in continued growth, redeem $31,038,402 worth of its Series A Preferred Units, and other general corporate purposes.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the Base Indenture, the Series 2023-1 Supplement and the Note Purchase Agreement, which have been filed as Exhibits 4.1, 4.2 and 10.1, respectively, hereto and are hereby incorporated herein by reference. Interested parties should read the documents in their entirety.

Item 7.01      Regulation FD Disclosure.

On May 4, 2023, the Company issued a press release regarding the issuance of the 2023 Term Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding objectives, expectations or consequences of the securitized financing facility, and statements about the future performance, operations, products and services of the Company. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including uncertainties regarding the proceeds from the securitized financing facility, uncertainties relating to the Company’s future costs, Ting Fiber, LLC’s role as an arms-length manager and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, the Company’s business, financial condition, results of operations or liquidity could be materially adversely affected and investors in the Company’s securities could lose part or all of their investments. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
4.1 †	Base Indenture, dated as of May 4, 2023, by and among Ting Issuer LLC, the asset entities party thereto, and Citibank, N.A.
4.2 †	Series 2023-1 Indenture Supplement, dated as of May 4, 2023, by and among Ting Issuer LLC, the asset entities party thereto, and Citibank, N.A.
10.1*
Note Purchase Agreement, dated as of May 4, 2023, by and among Ting Issuer LLC, the asset entities party thereto, Ting Holdco LLC, Ting Fiber, LLC, and each of the Purchasers listed in Purchaser Schedule thereto

99.1	Press Release issued by Ting Fiber, Inc. on May 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 † Portions of this exhibit have been omitted in accordance with Item 601(a)(6) of Regulation S-K.

*Portions of this exhibit have been omitted in accordance with Item 601(a)(6) and Item 601(b)(10) of Regulation S-K because such information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC. (Registrant)

Date: May 5, 2023	By:	/s/ Davinder Singh
Name: Davinder Singh Title: Chief Financial Officer